UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2008

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 of this Current Report is incorporated herein by reference.

A form of the 18% convertible Unsecured Promissory Note due January 30, 2009 is filed herein as exhibit 99.1 and is incorporated by this reference.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

On July 30, 2008, EnerLume Energy Management Corp. (the “Company”) completed the sale of one (1) unit consisting of an 18% convertible unsecured promissory note and common stock purchase warrants to one (1) investor that met the definition of an “accredited investor” pursuant to Regulation D of the Securities Act of 1933 (“Securities Act”).  The total net proceeds to the Company were $500,000.  The unit was sold for $500,000 and entitled the unit holder to 250,000 common stock purchase warrants which are exercisable for a five year period at $0.54 per warrant.  The note bears interest at a rate of 18% per annum, payable at maturity in arrears in cash.  The note will mature and be payable in full on January 30, 2009.  The Holder may convert the note and any accrued interest thereon, on January 30, 2009 into shares of common stock at a conversion rate of $0.47 per share.  The Company did not pay a sales commission or other remuneration in connection with the sale of the note.

The unit and the underlying securities were offered and sold without registration under the Securities Act in reliance upon the exemption provided by Section 4(2) and Rule 506 of Regulation D promulgated thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.  An appropriate restricted legend was placed on the securities issued.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.  This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Form of 18% Convertible Unsecured Promissory Note due January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: August 4, 2008	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Form of 18% Convertible Unsecured Promissory Note due January 30, 2009